SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2004

EPOCH BIOSCIENCES, INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22170 (Commission File Number)	91-1311592 (I.R.S. Employer Identification No.)

21720 23rd Drive S.E., Suite 150, Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code            (425) 482-5555

(Former name or former address, if changed, since last report.)

Item 7. Exhibits
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99.1

Item 7. Exhibits

     (c) Exhibits.

Exhibit
Number
99.1	Press Release dated May 4, 2004

Item 12. Results of Operations and Financial Condition.

     On May 4, 2004, Epoch Biosciences, Inc. issued a press release to report its financial results for the quarter ended March 31, 2004. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH BIOSCIENCES, INC.
Date: May 4, 2004	By:	/s/ Bert W. Hogue
Bert W. Hogue
Vice President and Chief Financial Officer

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EXHIBIT INDEX

     The following exhibits are attached hereto and incorporated herein by reference:

Exhibit
Number
99.1	Press Release dated May 4, 2004

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